 CHANCELLOR LGT
 ASSET MANAGEMENT
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
GT GLOBAL
EMERGING
MARKETS
FUND
ANNUAL REPORT
OCTOBER 31, 1996

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

The  views of the Fund's manage-
ment  and   portfolio   holdings
described  in this report are as
of October 31, 1996; these views
and portfolio holdings may  have
changed.

GT GLOBAL EMERGING MARKETS FUND

MESSAGE FROM THE CHAIRMAN

Dear Investor,

While fiscal 1996 has been a difficult year for the Fund, we remain enthusiastic about the long-term potential of the markets in which the Fund invests.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entities are now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top-notch expertise. Individual investors will now have access to the same high-quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengths-disciplined U.S. equity and fixed income processes and professionals coupled with proven fundamental and quantitative investment capabilities-represent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in nine regional offices.

Warren Shaw, LGT's new Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

As always, we appreciate your continued confidence. Should you and your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.

Sincerely,


David A. Minella
CHAIRMAN
GT GLOBAL MUTUAL FUNDS

GT GLOBAL EMERGING MARKETS FUND



INVESTMENT OBJECTIVE

The GT Global Emerging Markets Fund seeks long-term growth of capital. The Fund primarily invests in equity securities of companies located in emerging markets, which generally include every country except the U.S., Canada, Japan, Australia, New Zealand and most of the countries of western Europe.


Performance Summary


            GT Global             MSCI Emerging
       Emerging Markets Fund   Markets Global Index   IFC Global Composite

5/18/92        9525                   10000                   10000
5/31/92        9550                    9974                    9845
6/30/92        9358                    9273                    9470
7/31/92        9333                    9063                    9068
8/31/92        9100                    8680                    8886
9/30/92        8942                    8500                    8689
10/31/92       9258                    9033                    9129
11/30/92       9075                    9091                    9080
12/31/92       9034                    9181                    9167
1/31/93        9269                    9136                    9105
2/28/93        9529                    9573                    9537
3/31/93        9630                   10019                    9729
4/30/93        9915                   10171                    9902
5/31/93       10159                   10311                    9979
6/30/93       10176                   10402                   10195
7/31/93       10386                   10530                   10340
8/31/93       10956                   11065                   10812
9/30/93       11150                   11420                   11170
10/31/93      12107                   12295                   12038
11/30/93      12736                   12992                   12875
12/31/93      14857                   15494                   15354
1/31/94       15556                   15922                   15811
2/28/94       15053                   15436                   15272
3/31/94       13739                   14153                   14003
4/30/94       13270                   14241                   14082
5/31/94       13526                   14689                   14453
6/30/94       12945                   14390                   14187
7/31/94       13858                   15353                   15087
8/31/94       15787                   16931                   16730
9/30/94       16197                   17390                   17254
10/31/94      16051                   16966                   16889
11/30/94      15522                   16172                   16166
12/31/94      14299                   15329                   15273
1/31/95       12809                   13649                   13537
2/28/95       11988                   13407                   13367
3/31/95       12139                   13595                   13313
4/30/95       12711                   13873                   13523
5/31/95       13130                   14361                   14034
6/30/95       12934                   14325                   14007
7/31/95       13344                   14543                   14273
8/31/95       13077                   14061                   13718
9/30/95       12898                   14216                   13801
10/31/95      12354                   13744                   13394
11/30/95      11791                   13400                   13013
12/31/95      12318                   13919                   13391
1/31/96       13282                   14551                   14083
2/29/96       13237                   14366                   13994
3/31/96       13318                   14569                   14216
4/30/96       13612                   15612                   15273
5/31/96       13630                   15310                   14979
6/30/96       13371                   15511                   15198
7/31/96       12675                   14458                   14250
8/31/96       13014                   14777                   14567
9/30/96       13112                   14905                   14697
10/31/96      12728                   14483                   14359




The chart above shows the performance of the GT Global Emerging Markets Fund, Class A shares, since the Fund's inception, versus the various indices shown above. This represents a cumulative return of 27.28% and an average annual total return of 5.56% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $12,692 on October 31, 1996. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $9,769 on October 31, 1996.



AVERAGE ANNUAL TOTAL RETURNS%(1)
October 31, 1996


Share Class       Without Sales Charge(2)              With Sales Charge
                  1-Year    Life of Fund          1-Year       Life of Fund
Class A(3)          2.96      6.72                 -1.93         5.56

Class B(3)          2.49      7.58                 -2.51         6.88

Advisor Class(4)    3.6      -1.63                   N/A          N/A


HISTORICAL PERFORMANCE%(2)
Annual Returns (per calendar year)

                     1992     1993       1994       1995

Class A            -5.16(3)   64.46     -3.75      -13.86
Class B              N/A      53.92(3)  -4.28      -14.34

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) This performance data does not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.

(3) The Fund began operations on May 18, 1992; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGER
JIM BOGIN

Q HOW HAS THE FUND PERFORMED?

A For the 12 months ended October 31, 1996, the Fund's total return was 2.96% for Class A shares (-1.93% including the maximum 4.75% sales charge) and 2.49% for Class B shares (-2.51% including the maximum 5% contingent deferred sales charge). Total return for the International Financial Corp. (IFC) Global Composite Index was 7.20%, while the total return for the Morgan Stanley Capital International (MSCI) Emerging Markets Index was 5.38% for the period(5). The IFC Index is substantially similar to the MSCI Index, except that it is concentrated in larger companies than the MSCI Index.

Relative to the MSCI Emerging Markets Global Index, the Fund has done well by being underweighted in South Korea and Israel and overweighted in Zimbabwe and Hong Kong. However, ultimately the Fund suffered primarily as a result of its country selection in Asia, and particularly from having no exposure to Taiwan, the region's top performing market.

Q WHICH MARKETS AND COMPANIES BENEFITED THE FUND OVER THE PERIOD?

A In general, the Fund was helped by general strength in Latin America. Kimberly-Clark de Mexico, the country's largest producer of toilet tissue, notebooks and feminine hygiene products, and the Fund's main holding in Mexico, enjoyed healthy returns.

The Fund also benefited from its holdings in Brazil, where the overall market ended well for the year, but individual results were very mixed. Brazilian state companies continue to be a focus of market attention, in the hope of privatization and reform. The real economy has been somewhat weak, so profit growth in most of the private sector is weak. We have increased our weighting in Petrobras, the large state oil company-and a world leader in deep offshore drilling-and we continue to own banks and Brahma, the beer company, as well as holdings in the electric sector.

Q WHAT ACCOUNTS FOR THE DIVERGENT RETURNS ACROSS THE ASIAN MARKETS?

A Performance has varied a great deal by market. Hong Kong, the Philippines, and Malaysia have done very well; Thailand, India and South Korea have had a miserable year. Strengthening Hong Kong property values and the downward trend in Chinese inflation, coupled with relaxation measures on the part of authorities, have had a positive impact on Hong Kong companies. The improvement in liquidity has driven the earnings acceleration of Hong Kong-listed companies that derive an increasingly large proportion of their earnings from China. The Philippine market has strengthened as investors have focused on the positive aspects of the Ramos administration's economic reforms, and the Malaysian market outperformed other regional markets largely as a result of improving trade figures and continued news of corporate restructurings. Despite this good news, the Fund has lowered its exposure to the Malaysian market. We feel that valuations are high in most sectors. Meanwhile, the Thai market suffered on the back of political instability and concerns over the health of its banking and finance industry. South Korea has been particularly hard hit in the downturn in demand for electronics and disappointing trade figures. Finally, the Indian market felt the weight of a continued foreign selloff of shares.

Q THE FUND HAS A HEAVY EMPHASIS IN HONG KONG. WHAT IS YOUR VIEW ON THE HANDOVER BACK TO THE CHINESE IN 1997?

A The handover has been so well publicized that, in our opinion, it will be a relatively unexciting event in the stock market. There are fears that Hong Kong will become less efficient and more corrupt. Whether or not that occurs, currently we are still finding very attractive companies there and maintain our weighting. The Chinese have a strong interest in seeing that the transition progresses smoothly.

Q WHAT TYPES OF COMPANIES DO YOU LOOK FOR?

A In general, we are expanding the Fund's focus on individual stocks. We plan to increase the average size of the holdings, while reducing the actual number of securities.

Specifically, we look for growth at a reasonable price on a stock-by-stock basis and lean toward stocks with healthy financials (not too much debt). We also like a company with a strong niche or product; something that makes it more attractive than others and will promote its future prosperity. Fallen angels-good companies with suffering stock prices due to temporary fundamental problems-additionally present attractive buying opportunities.

Q WHAT SPECIFIC INDUSTRIES OR SECTORS DO YOU FIND ATTRACTIVE?

A We find attractively priced banks all over the world and own large positions in HSBC, the Hong Kong-based bank, Bladex, a Panamanian trade bank doing business throughout Latin America, two banks in Portugal, two in Greece, and the State Bank of India, in addition to a

                                                                   Continued p.4

(5) The MSCI Emerging Markets Global and IFC Global Composite Indices are arithmetic averages, weighted by market value, of the performance of securities listed on the exchanges of 26 and 31 countries, respectively. They include the effect of reinvested dividends and are measured in U.S. dollars.

The indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

number of Brazilian banks. The Fund has good exposure to beer and soft drinks through its holdings of Brahma in Brazil, Delta in Zimbabwe and Panamerican Beverages in Mexico (the Coca-Cola bottler with exposure to Mexico, Brazil, Colombia, and Costa Rica).

Q WHAT POTENTIAL RISKS CONCERN YOU?

A There is always the concern that an eventual fall of the U.S. market could impact about half of our markets unfavorably, but we believe due to our diversity and exposure to 20 markets or more, we are not overexposed to any one equity market.

Q WHERE DO YOU EXPECT TO FIND OPPORTUNITIES IN THE NEXT 6-12 MONTHS?

A Emerging markets have been weak over the past couple of years, due mainly to sluggish exports in Asia and the devalued Mexican peso. India and Korea, in particular, have fallen for political and economic reasons, to a point where their markets are looking like bargains. We believe they will pick up eventually.


ALLOCATION OF NET ASSETS


Capital Goods                  4.1%
Multi Industry/Misc.           4.8%
Services                       5.0%
Consumer Non-Durables          9.1%
Materials/Basic Industry      13.8%
Energy                        16.4%
Finance                       28.2%
Other                         18.6%

Allocations will change based on current market conditions.
A complete listing may be found in the Financial Statements section of this report.

ABOUT THE PORTFOLIO MANAGERS

JONATHAN CHEW - Portfolio Manager for Chancellor LGT Asset Management since 1990; Portfolio Manager for LGT Asset Management (Hong Kong) since 1988. Previously, Mr. Chew was an Investment Analyst for T.C. Coombs from 1979-1988. He received his B.Sc. from Loughborough University.

JAMES M. BOGIN - Portfolio Manager for Chancellor LGT Asset Management since 1993. Previous to working for LGT Asset Management, Mr. Bogin was a Fund Manager for Nomura Investment Management from 1989-1993. He received his B.A. from Harvard College.

JOHN R. LEGAT - Portfolio Manager for Chancellor LGT Asset Management since 1983. He received his B.A. from Portsmouth Polytechnic in the UK.

GEOGRAPHIC ALLOCATION OF NET ASSETS %

                      October 31, 1996    October 31, 1995
     Argentina               0.3                 1.5
     Australia                -                  0.3
     Bolivia                  -                  1.8
     Brazil                 11.6                 6.5
     Chile                   0.9                 2.2
     Colombia                0.8                 0.4
     Czech Republic          3.0                 1.8
     Ghana                   0.5                  -
     Greece                  3.2                 2.1
     Hong Kong              12.4                 8.6
     Hungary                 0.2                  -
     India                   5.2                 7.5
     Indonesia               0.6                  -
     Israel                  6.0                  -
     Korea                   5.2                14.1
     Malaysia                3.2                 6.5
     Mexico                  8.2                10.9
     Pakistan                0.6                 1.7
     Panama                  3.3                 0.1
     Peru                     -                  0.5
     Philippines             0.6                 0.1
     Poland                  1.2                  -
     Portugal                1.8                  -
     Russia                  2.4                  -
     Singapore                -                  1.1
     South Africa            4.8                18.9
     Thailand                1.8                 8.3
     Turkey                  2.1                 2.0
     United Kingdom           -                  0.1
     United States & Other  16.0                 1.1
     Venezuela               1.6                 0.8
     Zimbabwe                2.5                 1.1

GT GLOBAL EMERGING MARKETS FUND

                                                                                                          % of
KEY PORTFOLIO HOLDINGS(6)                                                                  Country        Net Assets


BANCO LATINOAMERICANO DE EXPORTACIONES S.A.  A specialized multinational bank             Panama              3.3
established to finance Latin American and Caribbean foreign trade.

KIMBERLY-CLARK DE MEXICO, S.A. DE C.V.  The largest manufacturer of diapers,              Mexico              3.3
tissue paper, notebooks and paper in Mexico. The company's management is conservative and has concentrated on lowering costs every year to retain its competitive position in the marketplace.

GENERAL MINING UNION CORP. (GENCOR)  A diversified international holding company         South Africa         3.3
for a group of companies with interests in natural resources.

COMPANHIA ENERGETICA DE MINAS GERAIS (CEMIG)  Provides electrical utility services        Brazil              3.1
for industrial, residential and rural customers.

HSBC HOLDINGS PLC  The holding company for the HSBC Group. The Group is an                Hong Kong           2.8
international banking and financial services organization with operations in the
Asia-Pacific region, Europe, the Middle East and the Americas. Services provided include retail and corporate banking, capital markets and treasury services, private and investment banking and insurance.

DELTA CORP A brewing conglomerate, which is the country's largest company.                Zimbabwe            2.5

TEVA PHARMACEUTICAL INDUSTRIES LTD.  Develops, refines and manufactures                   Israel              2.4
pharmaceuticals and preservatives used in the production of food. The company also manufactures and sells bulk pharmaceutical chemicals, hospital supplies and veterinary products. Teva sells its products worldwide.

COMPANHIA CERVEJARIA BRAHMA  The largest brewery in Brazil. The company also              Brazil              2.4
produces and distributes soft drinks.

BERJAYA SPORTS TOTO BHD.  Berjaya Sports Toto Bhd is involved in investment               Malaysia            2.2
holding and in the provision of management services. Through subsidiaries, the company operates Toto betting and has operations in investment holding, property development and provision of computer services.

ECI TELECOMMUNICATIONS LTD.  The worldwide leader in digital circuit multiplication       Israel              2.1
equipment (DCME) products which, when attached to various telecom transmission cables, increase carrying capacity. ECI is also a leader in the development of products for the SDH fiberoptic environment that multiplex, monitor and manage high-speed digital transmission of voice and data.

(6) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report

GT GLOBAL
EMERGING
MARKETS
FUND

FINANCIAL
STATEMENTS

                        GT GLOBAL EMERGING MARKETS FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Emerging Markets Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Emerging Markets Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 18, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Emerging Markets Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 18, 1992 (commencement of operations) to October 31, 1992, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 13, 1996

                                       F1

                        GT GLOBAL EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES         VALUE          ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (28.2%)
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN           282,600   $ 14,765,850         3.3
    OTHER FINANCIAL
  HSBC Holdings PLC .........................................   HK            600,000     12,222,409         2.8
    BANKS-MONEY CENTER
  State Bank of India Ltd.-/- ...............................   IND         1,455,650      9,451,474         2.1
    BANKS-REGIONAL
  Uniao Bancos Brasileiras "A" Preferred-/- .................   BRZL      331,440,000      9,195,016         2.1
    BANKS-MONEY CENTER
  Peregrine Investment Holdings Ltd. ........................   HK          5,000,000      8,051,269         1.8
    INVESTMENT MANAGEMENT
  National Mutual Asia-/- ...................................   HK          9,500,000      7,986,601         1.8
    INSURANCE-BROKER
  Tai Cheug Holdings Co., Ltd. ..............................   HK          9,000,000      7,333,445         1.7
    REAL ESTATE
  Alpha Credit Bank-/- ......................................   GREC          101,660      6,496,666         1.5
    BANKS-REGIONAL
  Ergo Bank S.A. ............................................   GREC          100,230      5,884,852         1.3
    BANKS-REGIONAL
  Banco Bradesco S.A. Preferred-/- ..........................   BRZL      655,789,125      5,592,050         1.3
    BANKS-MONEY CENTER
  Bank Gdanski S.A. - GDR{\/} ...............................   POL           337,600      5,148,400         1.2
    BANKS-REGIONAL
  Kookmin Bank-/- ...........................................   KOR           249,835      4,982,753         1.1
    BANKS-MONEY CENTER
  Industrial Finance Corporation of Thailand - Foreign-/- ...   THAI        1,435,200      4,222,832         1.0
    BANKS-MONEY CENTER
  Cho Hung Bank .............................................   KOR           378,660      4,113,102         0.9
    BANKS-REGIONAL
  Commercial Bank of Korea-/- ...............................   KOR           403,350      3,475,467         0.8
    BANKS-MONEY CENTER
  Korea Exchange Bank .......................................   KOR           341,345      3,443,587         0.8
    BANKS-MONEY CENTER
  Banco Totta & Acores "B" - Registered-/- ..................   PORT          168,400      3,058,716         0.7
    BANKS-MONEY CENTER
  Banco Ganadero S.A. - ADR{\/} .............................   COL           150,000      2,962,500         0.7
    BANKS-REGIONAL
  Ayala Land, Inc. "B" ......................................   PHIL        2,680,000      2,859,756         0.6
    REAL ESTATE
  PSIL Bangkok Bank Co., Ltd. (Entitlement
   Certificates){\/} ........................................   THAI          236,000      1,767,640         0.4
    OTHER FINANCIAL
  Shinhan Bank ..............................................   KOR            49,510        986,925         0.2
    BANKS-REGIONAL
  Finance One Co., Ltd. - Foreign ...........................   THAI          126,100        356,187         0.1
    SECURITIES BROKER
  Housing Development Finance Corp.-/- ......................   IND               272         17,954          --
    OTHER FINANCIAL
  HDFC Bank Ltd. - Subscription Shares-/- ...................   IND               500            532          --
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                         124,375,983
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES         VALUE          ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (16.4%)
  Companhia Energetica de Minas Gerais (CEMIG): .............   BRZL               --   $         --         3.1
    ELECTRICAL & GAS UTILITIES
    Preferred-/- ............................................   --        235,000,000      7,480,288          --
    ADR-/- {\/} .............................................   --            199,300      6,228,125          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred-/- .........   BRZL       73,100,000      9,463,935         2.1
    OIL
  China Light & Power Co., Ltd. .............................   HK          1,700,000      7,893,478         1.8
    ELECTRICAL & GAS UTILITIES
  Benton Oil & Gas Co.-/- ...................................   US            313,100      7,670,950         1.7
    OIL
  Czeske Energeticke Zavody (CEZ AS)-/- .....................   CZCH          204,860      7,313,436         1.6
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas-/- ........................   VENZ        6,318,778      6,936,554         1.6
    ELECTRICAL & GAS UTILITIES
  Sasol Ltd. ................................................   SAFR          557,700      6,809,197         1.5
    ENERGY SOURCES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          220,800      4,057,200         0.9
    ELECTRICAL & GAS UTILITIES
  LUKoil Holding - ADR-/- {\/} ..............................   RUS            91,000      3,503,500         0.8
    GAS PRODUCTION & DISTRIBUTION
  Gazprom - 144A ADR{.} {\/} ................................   RUS           123,400      2,313,750         0.5
    GAS PRODUCTION & DISTRIBUTION
  Centrais Electricas Brasileiras S.A. (Electrobras)-/- .....   BRZL        6,000,000      1,863,136         0.4
    ELECTRICAL & GAS UTILITIES
  Electricidad de Argentina S.A.(.) -/- {\/} ................   ARG           100,000      1,360,000         0.3
    ELECTRICAL & GAS UTILITIES
  Pakistan State Oil Co., Ltd. ..............................   PAK            42,400        366,029         0.1
    OIL
  Madras Refineries Ltd.-/- .................................   IND           199,500        189,665          --
    OIL
                                                                                        ------------
                                                                                          73,449,243
                                                                                        ------------
Materials/Basic Industry (13.8%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           758,400     14,657,357         3.3
    PAPER/PACKAGING
  General Mining Union Corp. (Gencor) .......................   SAFR        4,161,900     14,467,683         3.3
    METALS - NON-FERROUS
  Industrias Penoles S.A. "CP"-/- ...........................   MEX         2,217,000      8,818,242         2.0
    METALS - NON-FERROUS
  Pohang Iron & Steel Co., Ltd. .............................   KOR            98,529      6,344,000         1.4
    METALS - STEEL
  Eregli Demir Ve Lelik Fabrik T.A.S. .......................   TRKY       54,158,851      6,332,887         1.4
    METALS - STEEL
  PT Tambang Timah - Foreign ................................   INDO        1,846,000      2,774,986         0.6
    METALS - STEEL
  Cemex, S.A. de C.V. "B" ...................................   MEX           720,125      2,590,475         0.6
    CEMENT
  Perlis Plantations ........................................   MAL           830,000      2,382,225         0.5
    CHEMICALS

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES         VALUE          ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Ashanti Goldfields Co., Ltd. - GDR{\/} ....................   GHNA          127,800   $  2,092,725         0.5
    GOLD
  Associated Cement Cos., Ltd.-/- ...........................   IND            13,536        583,097         0.1
    CEMENT
  Gujarat Ambuja Cements - GDR-/- {\/} ......................   IND            60,000        465,000         0.1
    CEMENT
  Engro Chemicals Pakistan Ltd. .............................   PAK               650          2,222          --
    CHEMICALS
                                                                                        ------------
                                                                                          61,510,899
                                                                                        ------------
Consumer Non-Durables (9.1%)
  Delta Corp.-/- ............................................   ZBBW        3,500,000     10,916,824         2.5
    BEVERAGE-ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................   BRZL       17,254,543     10,665,468         2.4
    BEVERAGES - ALCOHOLIC
  Panamerican Beverages, Inc. "A"{\/} .......................   MEX           125,100      5,457,488         1.2
    BEVERAGES - NON-ALCOHOLIC
  Gruma S.A. "B"-/- .........................................   MEX         1,057,000      4,876,434         1.1
    FOOD
  Sun Brewing Ltd. - 144A GDR{.} -/- {\/} {::} ..............   RUS           500,000      4,750,000         1.1
    BEVERAGES - ALCOHOLIC
  Hellenic Bottling Co. S.A. ................................   GREC           58,115      1,871,604         0.4
    BEVERAGES - NON-ALCOHOLIC
  Companhia Tecidos Norte de Mina Preferred .................   BRZL        3,210,000      1,078,020         0.2
    TEXTILES & APPAREL
  Guinness Malaysia .........................................   MAL           241,000        620,150         0.1
    BEVERAGES - ALCOHOLIC
  Dhan Fibres Ltd.-/- .......................................   PAK         4,805,000        485,536         0.1
    TEXTILES & APPAREL
  Mahavir Spinning Mills Ltd.-/- ............................   IND                30             46          --
    TEXTILES & APPAREL
  Dewan Salman Fibre Ltd.-/- ................................   PAK                 4              3          --
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          40,721,573
                                                                                        ------------
Services (5.0%)
  Berjaya Sports Toto Bhd. ..................................   MAL         2,610,000      9,815,914         2.2
    CONSUMER SERVICES
  SPT Telecom-/- ............................................   CZCH           58,510      6,264,188         1.4
    TELEPHONE NETWORKS
  Amway Asia Pacific Ltd.{\/} ...............................   HK            107,900      3,870,913         0.9
    WHOLESALE & INTERNATIONAL TRADE
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .......   PAK            22,150      1,661,250         0.4
    TELEPHONE NETWORKS
  Gran Cadena de Almacenes Colombianos S.A. .................   COL           327,960        297,460         0.1
    RETAILERS-OTHER
  Keppel Philippine Holdings, Inc. "B"-/- ...................   PHIL          488,491         81,912          --
    TRANSPORTATION - SHIPPING

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES         VALUE          ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Indian Hotels Co., Ltd.-/- ................................   IND             3,000   $     55,141          --
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          22,046,778
                                                                                        ------------
Multi-Industry/Miscellaneous (4.8%)
  Jardine Strategic Holdings Ltd.{\/} .......................   HK          2,215,500      7,222,530         1.6
    CONGLOMERATE
  Koor Industries Ltd. - ADR{\/} ............................   ISRL          374,900      6,513,888         1.5
    CONGLOMERATE
  Banco Comercial Portgues "A", Convertible Preferred, 8%
   till 6/30/03{\/} .........................................   PORT           99,900      5,082,912         1.1
    MISCELLANEOUS
  KEC International Ltd.-/- .................................   IND           481,500        922,310         0.2
    MISCELLANEOUS
  Alarko Holding A.S. .......................................   TRKY        4,357,000        769,868         0.2
    MULTI-INDUSTRY
  BPL Ltd.-/- ...............................................   IND           624,200        641,783         0.1
    MISCELLANEOUS
  Nicholas Piramel India Ltd.-/- ............................   IND            80,000        250,704         0.1
    MISCELLANEOUS
  Grasim Industries Ltd. ....................................   IND             6,500         76,764          --
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                          21,480,759
                                                                                        ------------
Capital Goods (4.1%)
  ECI Telecommunications Ltd.{\/} ...........................   ISRL          475,000      9,500,000         2.1
    TELECOM EQUIPMENT
  Tata Engineering and Locomotive Co., Ltd.-/- ..............   IND           532,460      6,164,537         1.4
    MACHINERY & ENGINEERING
  Netas Telekomunik .........................................   TRKY        8,823,920      2,132,379         0.5
    TELECOM EQUIPMENT
  Gujarat Telephone Cables-/- ...............................   IND         1,417,900        489,275         0.1
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          18,286,191
                                                                                        ------------
Health Care (3.5%)
  Teva Pharmaceutical Industries Ltd. - ADR{\/} .............   ISRL          256,400     10,736,750         2.4
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd.-/- ..............................   IND           225,200      3,931,485         0.9
    MEDICAL TECHNOLOGY & SUPPLIES
  EGIS RT-/- ................................................   HGRY           10,573        652,516         0.2
    PHARMACEUTICALS
  Core Healthcare-/- ........................................   IND                50             73          --
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          15,320,824
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES         VALUE          ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (0.1%)
  Himachal Telematics Ltd.-/- ...............................   IND           750,000   $    401,408         0.1
    TELECOM TECHNOLOGY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $359,658,653) ................                            377,593,658        85.0
                                                                                        ------------       -----

                                                                           PRINCIPAL                     % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT         VALUE          ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.7%)
  Malaysia (0.4%)
    Aokam Perdana Bhd., Convertible Bond, 3.5% due
     6/13/04 ................................................   USD         2,650,000      1,848,375         0.4
  Thailand (0.3%)
    Bangkok Land Ltd., 3.125% due 3/31/01 ...................   CHF         3,250,000      1,158,691         0.3
                                                                                        ------------
Total Corporate Bonds (cost $3,095,275) .....................                              3,007,066
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $3,095,275) ............                              3,007,066         0.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $362,753,928)  * ....................                            380,600,724        85.7
Other Assets and Liabilities ................................                             63,505,545        14.3
                                                                                        ------------       -----

NET ASSETS ..................................................                           $444,106,269       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
       {::}  See Note 5 of Notes to Financial Statements.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        (.) Restricted securities. At October 31, 1996, the Fund owned the following restricted security constituting 0.3% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the restricted security is as follows:

                                                                                                       MARKET
                                                                                                       VALUE
                                                                                                        PER
             DESCRIPTION                                      ACQUISITION DATE   SHARES     COST       SHARE
             -----------------------------------------------  -----------------  ------  -----------   ------
             Electricidad de Argentina S.A..................      12/23/93       100,000 $ 1,750,000   $13.60

          * For Federal income tax purposes, cost is $362,948,481 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  46,560,858
                 Unrealized depreciation:           (28,908,615)
                                                  -------------
                 Net unrealized appreciation:     $  17,652,243
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depository Receipt
             GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F6

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1996

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1996, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    0.3                                   0.3
Brazil (BRZL/BRL) ....................   11.6                                  11.6
Chile (CHLE/CLP) .....................    0.9                                   0.9
Colombia (COL/COP) ...................    0.8                                   0.8
Czech Republic (CZCH/CSK) ............    3.0                                   3.0
Ghana (GHNA/GHC) .....................    0.5                                   0.5
Greece (GREC/GRD) ....................    3.2                                   3.2
Hong Kong (HK/HKD) ...................   12.4                                  12.4
Hungary (HGRY/HUF) ...................    0.2                                   0.2
India (IND/INR) ......................    5.2                                   5.2
Indonesia (INDO/IDR) .................    0.6                                   0.6
Israel (ISRL/ILS) ....................    6.0                                   6.0
Korea (KOR/KRW) ......................    5.2                                   5.2
Malaysia (MAL/MYR) ...................    2.8         0.4                       3.2
Mexico (MEX/MXN) .....................    8.2                                   8.2
Pakistan (PAK/PKR) ...................    0.6                                   0.6
Panama (PAN/PND) .....................    3.3                                   3.3
Philippines (PHIL/PHP) ...............    0.6                                   0.6
Poland (POL/PLZ) .....................    1.2                                   1.2
Portugal (PORT/PTE) ..................    1.8                                   1.8
Russia (RUS/SUR) .....................    2.4                                   2.4
South Africa (SAFR/ZAR) ..............    4.8                                   4.8
Thailand (THAI/THB) ..................    1.5         0.3                       1.8
Turkey (TRKY/TRL) ....................    2.1                                   2.1
United States & Other (US/USD) .......    1.7                       14.3       16.0
Venezuela (VENZ/VEB) .................    1.6                                   1.6
Zimbabwe (ZBBW/ZWD) ..................    2.5                                   2.5
                                        ------        ---          -----      -----
Total  ...............................   85.0         0.7           14.3      100.0
                                        ------        ---          -----      -----
                                        ------        ---          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $444,106,269.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                        GT GLOBAL EMERGING MARKETS FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $362,753,928) (Note 1)..........................  $380,600,724
  U.S. currency.................................................................  $1,483,057
  Foreign currencies (cost $21,506,397).........................................  21,125,366   22,608,423
                                                                                  ----------
  Receivable for Fund shares sold...........................................................   30,516,050
  Receivable for securities sold............................................................   24,089,405
  Dividends receivable......................................................................      520,951
  Interest receivable.......................................................................       46,642
  Unamortized organizational costs (Note 1).................................................       16,342
  Miscellaneous receivable..................................................................          239
  Cash held as collateral for securities loaned (Note 1)....................................   18,390,625
                                                                                              -----------
    Total assets............................................................................  476,789,401
                                                                                              -----------
Liabilities:
  Payable for securities purchased..........................................................   10,019,556
  Payable for Fund shares repurchased.......................................................    3,230,169
  Payable for investment management and administration fees (Note 2)........................      374,250
  Payable for service and distribution expenses (Note 2)....................................      286,400
  Payable for transfer agent fees (Note 2)..................................................      158,743
  Payable for printing and postage expenses.................................................      122,207
  Payable for professional fees.............................................................       41,737
  Payable for custodian fees (Note 1).......................................................       33,448
  Payable for fund accounting fees (Note 2).................................................        8,886
  Payable for registration and filing fees..................................................        4,773
  Payable for Directors' fees and expenses (Note 2).........................................        2,200
  Other accrued expenses....................................................................       10,138
  Collateral for securities loaned (Note 1).................................................   18,390,625
                                                                                              -----------
    Total liabilities.......................................................................   32,683,132
                                                                                              -----------
Net assets..................................................................................  $444,106,269
                                                                                              -----------
                                                                                              -----------
Class A:
Net asset value and redemption price per share ($224,963,980 DIVIDED BY 15,772,254 shares
 outstanding)...............................................................................  $     14.26
                                                                                              -----------
                                                                                              -----------
Maximum offering price per share (100/95.25 of $14.26) *....................................  $     14.97
                                                                                              -----------
                                                                                              -----------
Class B:+
Net asset value and offering price per share ($216,003,768 DIVIDED BY 15,410,508 shares
 outstanding)...............................................................................  $     14.02
                                                                                              -----------
                                                                                              -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($3,138,521
 DIVIDED BY 218,221 shares outstanding).....................................................  $     14.38
                                                                                              -----------
                                                                                              -----------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $466,990,479
  Undistributed net investment income.......................................................       41,480
  Accumulated net realized loss on investments and foreign currency transactions............  (40,434,003)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................     (338,483)
  Net unrealized appreciation of investments................................................   17,846,796
                                                                                              -----------
Total -- representing net assets applicable to capital shares outstanding...................  $444,106,269
                                                                                              -----------
                                                                                              -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                        GT GLOBAL EMERGING MARKETS FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1996

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $410,700)...............................  $10,681,651
  Interest income............................................................................   2,931,654
                                                                                               ----------
    Total investment income..................................................................  13,613,305
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................   4,883,626
  Transfer agent fees (Note 2)...............................................................   1,930,507
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $1,301,360
    Class B......................................................................   2,387,891   3,689,251
                                                                                   ----------
  Custodian fees (Note 1)....................................................................     504,841
  Printing and postage expenses..............................................................     232,032
  Fund accounting fees (Note 2)..............................................................     125,349
  Audit fees.................................................................................      80,560
  Registration and filing fees...............................................................      65,825
  Amortization of organization costs (Note 1)................................................      30,067
  Legal fees.................................................................................      19,222
  Directors' fees and expenses (Note 2)......................................................      11,712
  Other expenses.............................................................................      45,337
                                                                                               ----------
    Total expenses before reductions.........................................................  11,618,329
                                                                                               ----------
      Expense reductions (Notes 1 & 6).......................................................    (633,461)
                                                                                               ----------
    Total net expenses.......................................................................  10,984,868
                                                                                               ----------
Net investment income........................................................................   2,628,437
                                                                                               ----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments...............................................  (3,746,398)
  Net realized loss on foreign currency transactions.............................  (1,782,560)
                                                                                   ----------
    Net realized loss during the year........................................................  (5,528,958)
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies.........................................................      31,246
  Net change in unrealized appreciation of investments...........................  22,530,391
                                                                                   ----------
    Net unrealized appreciation during the year..............................................  22,561,637
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies.......................  17,032,679
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $19,661,116
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        GT GLOBAL EMERGING MARKETS FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                               YEAR ENDED     YEAR ENDED
                                                                               OCTOBER 31,   OCTOBER 31,
                                                                                  1996           1995
                                                                              -------------  ------------
Decrease in net assets
Operations:
  Net investment income.....................................................  $   2,628,437  $  3,715,528
  Net realized loss on investments and foreign currency transactions........     (5,528,958)  (39,959,384)
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies.............................         31,246      (337,162)
  Net change in unrealized appreciation (depreciation) of investments.......     22,530,391  (117,020,037)
                                                                              -------------  ------------
    Net increase (decrease) in net assets resulting from operations.........     19,661,116  (153,601,055)
                                                                              -------------  ------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................................             --   (15,193,744)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................................             --   (12,477,553)
                                                                              -------------  ------------
    Total distributions.....................................................             --   (27,671,297)
                                                                              -------------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........................  1,443,673,824   550,507,913
  Decrease from capital shares repurchased..................................  (1,499,221,358) (597,853,943)
                                                                              -------------  ------------
    Net decrease from capital share transactions............................    (55,547,534)  (47,346,030)
                                                                              -------------  ------------
Total decrease in net assets................................................    (35,886,418) (228,618,382)
Net assets:
  Beginning of year.........................................................    479,992,687   708,611,069
                                                                              -------------  ------------
  End of year...............................................................  $ 444,106,269* $479,992,687**
                                                                              -------------  ------------
                                                                              -------------  ------------

--------------
   * Includes undistributed net investment income of $41,480.
  ** Includes undistributed net investment income of $40,513.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        GT GLOBAL EMERGING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          ---------------------------------------------------------------
                                                                                           MAY 18, 1992
                                                                                           (COMMENCEMENT
                                                      YEAR ENDED OCTOBER 31,              OF OPERATIONS)
                                          ----------------------------------------------  TO OCTOBER 31,
                                           1996 (D)    1995 (D)      1994        1993          1992
                                          ----------  ----------  ----------  ----------  ---------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   13.85   $   18.81   $   14.42   $   11.10      $   11.43
                                          ----------  ----------  ----------  ----------  ---------------
Income from investment operations:
  Net investment income (loss)..........       0.11        0.13       (0.02)       0.02* *         0.07* *
  Net realized and unrealized gain
   (loss) on investments................       0.30       (4.32)       4.68        3.38          (0.40)
                                          ----------  ----------  ----------  ----------  ---------------
    Net increase (decrease) from
     investment operations..............       0.41       (4.19)       4.66        3.40          (0.33)
                                          ----------  ----------  ----------  ----------  ---------------
Distributions to shareholders:
  From net investment income............         --          --       (0.01)      (0.08)            --
  From net realized gain on
   investments..........................         --       (0.77)      (0.26)         --             --
                                          ----------  ----------  ----------  ----------  ---------------
    Total distributions.................         --       (0.77)      (0.27)      (0.08)            --
                                          ----------  ----------  ----------  ----------  ---------------
Net asset value, end of period..........  $   14.26   $   13.85   $   18.81   $   14.42      $   11.10
                                          ----------  ----------  ----------  ----------  ---------------
                                          ----------  ----------  ----------  ----------  ---------------

Total investment return (c).............       2.96%     (23.04)%     32.58%       30.9%          (2.9)% (a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 224,964   $ 252,457   $ 417,322   $ 187,808      $  84,558
Ratio of net investment income (loss) to
 average net assets.....................       0.76%       0.89%      (0.11)%       0.1%**          1.7% **(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................       1.96%       2.12%       2.06%        2.4%**          2.4% **(b)
  Without expense reductions............       2.08%       2.14%         --%*        --%*           --%
Portfolio turnover rate++++.............        104%        114%        100%         99%            32% (b)
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0040         N/A         N/A         N/A            N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Not annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993, and for the period from May 18, 1992, to October 31, 1992, respectively. Without such reimbursements, the expense ratios would have been 2.61% and 2.91% and the ratio of net investment income to average not assets would have been 0.36% and 1.21% for the year ended October 31, 1993, and for the period from May 18, 1992, to October 31, 1992, respectively (See Note 2).
 * * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%) (See Note 2).

    The accompanying notes are an integral part of the financial statements.
                                      F11

                        GT GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                               CLASS B++
                                          ---------------------------------------------------      ADVISOR CLASS+++
                                                                                   APRIL 1,    -------------------------
                                                                                     1993         YEAR      JUNE 1, 1995
                                                  YEAR ENDED OCTOBER 31,              TO          ENDED          TO
                                          --------------------------------------  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                             1996 (D)      1995 (D)      1994        1993       1996 (D)        1995
                                          --------------  ----------  ----------  -----------  -----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   13.68     $   18.68   $   14.39    $   11.47    $   13.88    $   14.71
                                          --------------  ----------  ----------  -----------  -----------  ------------
Income from investment operations:
  Net investment income (loss)..........         0.04          0.06       (0.12)        0.00 * *       0.18       0.08
  Net realized and unrealized gain
   (loss) on investments................         0.30         (4.29)       4.67         2.92         0.32        (0.91)
                                          --------------  ----------  ----------  -----------  -----------  ------------
    Net increase (decrease) from
     investment operations..............         0.34         (4.23)       4.55         2.92         0.50        (0.83)
                                          --------------  ----------  ----------  -----------  -----------  ------------
Distributions to shareholders:
  From net investment income............           --            --          --           --           --           --
  From net realized gain on
   investments..........................           --         (0.77)      (0.26)          --           --           --
                                          --------------  ----------  ----------  -----------  -----------  ------------
    Total distributions.................           --         (0.77)      (0.26)          --           --           --
                                          --------------  ----------  ----------  -----------  -----------  ------------
Net asset value, end of period..........    $   14.02     $   13.68   $   18.68    $   14.39    $   14.38    $   13.88
                                          --------------  ----------  ----------  -----------  -----------  ------------
                                          --------------  ----------  ----------  -----------  -----------  ------------
Total investment return (c).............         2.49 %      (23.37)%     31.77%        25.5%(a)       3.60%      (5.71)%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 216,004     $ 225,861   $ 291,289    $  32,318    $   3,139    $   1,675
Ratio of net investment income (loss) to
 average net assets.....................         0.26 %        0.39%      (0.61)%       (0.4)%***(b)       1.26%       1.39 %(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................         2.46 %        2.62%       2.56%         2.9%***(b)       1.46%       1.62 %(b)
  Without expense reductions............         2.58 %        2.64%         --%*         --%*       1.58%        1.64 %(b)
Portfolio turnover rate++++.............          104 %         114%        100%          99%         104%         114 %
Average commission rate per share paid
 on portfolio transactions++++..........    $  0.0040           N/A         N/A          N/A    $  0.0040          N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Not annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993, and for the period from May 18, 1992, to October 31, 1992, respectively. Without such reimbursements, the expense ratios would have been 2.61% and 2.91% and the ratio of net investment income to average not assets would have been 0.36% and 1.21% for the year ended October 31, 1993, and for the period from May 18, 1992, to October 31, 1992, respectively (See Note 2).
 * * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%) (See Note 2).

    The accompanying notes are an integral part of the financial statements.
                                      F12

                        GT GLOBAL EMERGING MARKETS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Emerging Markets Fund ("Fund") is a separate series of GT Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued , or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss

                                      F13

                        GT GLOBAL EMERGING MARKETS FUND

equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1996, stocks with an aggregate value of approximately $17,458,140 were on loan to brokers. The loans were secured by cash collateral of $18,390,625 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended October 31, 1996, the Fund received fees of $114,161 which were used to reduce the Fund's custodian fees.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any

                                      F14

                        GT GLOBAL EMERGING MARKETS FUND

excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $40,222,829, of which $35,800,955 expires in 2003 and $4,421,874 expires in 2004.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $150,006. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1996, GT Global retained $118,254 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $17,532 for the year ended October 31, 1996. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1996, GT Global collected CDSCs in the amount of $1,269,740. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for

                                      F15

                        GT GLOBAL EMERGING MARKETS FUND

GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40% 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1996, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $543,620,761 and $644,841,661, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1996.

4. CAPITAL SHARES
At October 31, 1996, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F16

                        GT GLOBAL EMERGING MARKETS FUND

                           CAPITAL SHARE TRANSACTIONS

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1996            OCTOBER 31, 1995
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   75,574,030  $1,106,260,084  26,517,243  $ 389,593,563
Shares issued in connection with
  reinvestment of distributions.........           --             --      788,804     13,204,560
                                          -----------  -------------  -----------  -------------
                                           75,574,030  1,106,260,084   27,306,047    402,798,123
Share repurchased.......................  (78,034,654) (1,146,692,253) (31,260,135)  (469,990,809)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (2,460,624) $ (40,432,169)  (3,954,088) $ (67,192,686)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1996            OCTOBER 31, 1995
                                          --------------------------  --------------------------
CLASS B                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   22,439,885  $ 323,192,109    9,004,842  $ 135,163,005
Shares issued in connection with
  reinvestment of distributions.........           --             --      637,782     10,599,912
                                          -----------  -------------  -----------  -------------
                                           22,439,885    323,192,109    9,642,624    145,762,917
Share repurchased.......................  (23,539,619)  (339,644,019)  (8,726,345)  (127,721,360)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................   (1,099,734) $ (16,451,910)     916,279  $  18,041,557
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                                                             JUNE 1, 1995
                                                                       (COMMENCEMENT OF SALE OF
                                                  YEAR ENDED            SHARES) TO OCTOBER 31,
                                               OCTOBER 31, 1996                  1995
                                          --------------------------  --------------------------
ADVISOR CLASS                               SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................      966,362  $  14,221,631      130,495  $   1,946,873
Share repurchased.......................     (868,859)   (12,885,086)      (9,777)      (141,774)
                                          -----------  -------------  -----------  -------------
Net increase............................       97,503  $   1,336,545      120,718  $   1,805,099
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies at October 31, 1996, amounted to $4,750,000, at value.

Transactions with affiliated companies are as follows:

                                           PURCHASES               NET REALIZED    DIVIDEND
AFFILIATES                                   COST      SALES COST      GAIN         INCOME
----------------------------------------  -----------  ----------  ------------   -----------
Compania Boliviana de Energia
  Electrica.............................  $        --  $7,000,800   $4,166,500    $   113,771
Sun Brewing Ltd. - 144A GDR.............           --          --          --              --

6. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1996, the Fund's expenses were reduced by $519,300 under these arrangements.

                                      F17

                        GT GLOBAL EMERGING MARKETS FUND

                                     NOTES

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
                        GT GLOBAL EMERGING MARKETS FUND

                                     NOTES

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
                        GT GLOBAL EMERGING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL EMERGING MARKETS FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                 GT GLOBAL EMERGING MARKETS FUND
          EMEAR612075M.584